UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 15, 2018 (February 13, 2018)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01.    Entry into a Material Definitive Agreement

On February 13, 2018, Norfolk Southern Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein, to issue and sell $500 million aggregate principal amount of the Company’s 4.150% Senior Notes due 2048 (the “Notes”) at a public offering price equal to 99.541% of the aggregate principal amount of the Notes (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $492.5 million, after deducting the underwriting discount and estimated Offering expenses payable by the Company. The Offering is expected to close on or about February 28, 2018, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Notes have been offered pursuant to a prospectus supplement, dated February 13, 2018, to the prospectus dated February 5, 2018, that form part of the Company’s effective Registration Statement on Form S-3 (File No. 333-222869) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 13, 2018, among the Company and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  February 15, 2018